EXHIBIT 11
                             U S WEST COMMUNICATIONS GROUP
                        Computation of Earnings Per Common Share
                        (In Thousands, Except Per Share Amounts)


                                                  Three Months Ended
                                                     September 30,
                                                   1997       1996
EARNINGS PER COMMON SHARE                       ---------  ----------

Income before extraordinary item               $  338,550 $  285,730

Extraordinary item:
  Early extinguishment of debt - net of tax        (3,238)         -
                                                ---------- ----------
Net income for per share calculation           $  335,312 $  285,730
                                                ========== ==========



Weighted average common shares outstanding        483,218    478,356
                                                ========== ==========


Income before extraordinary item               $     0.70 $     0.60

Extraordinary item:
  Early extinguishment of debt - net of tax         (0.01)         -
                                                ---------- ----------
Earnings per common share                      $     0.69 $     0.60
                                                ========== ==========


EXHIBIT 11
                             U S WEST COMMUNICATIONS GROUP
                        Computation of Earnings Per Common Share
                        (In Thousands, Except Per Share Amounts)


                                                       Nine Months Ended
                                                          September 30,
                                                        1997       1996
EARNINGS PER COMMON SHARE                            ---------  ----------

Income before extraordinary item and cumulative
  effect of change in accounting principle           $1,010,155 $  903,983

Extraordinary item:
  Early extinguishment of debt - net of tax              (3,238)         -

Cumulative effect of change in
  accounting principle - net of tax                           -     34,158
                                                     ---------- ----------
Net income for per share calculation                 $1,006,917 $  938,141
                                                     ========== ==========



Weighted average common shares outstanding              482,374    476,744
                                                     ========== ==========


Income before extraordinary item and cumulative
  effect of change in accounting principle           $     2.09 $     1.90

Extraordinary item:
  Early extinguishment of debt - net of tax               (0.01)         -

Cumulative effect of change in
  accounting principle - net of tax                           -       0.07
                                                     ---------- ----------
Earnings per common share                            $     2.08 $     1.97
                                                     ========== ==========


EXHIBIT 11
                             U S WEST COMMUNICATIONS GROUP
                        Computation of Earnings Per Common Share
                        (In Thousands, Except Per Share Amounts)


                                                  Three Months Ended
                                                     September 30,
EARNINGS PER COMMON AND COMMON                     1997       1996
  EQUIVALENT SHARE:                             ---------  ----------

Income before extraordinary item               $  338,550 $  285,730

Extraordinary item:
  Early extinguishment of debt - net of tax        (3,238)         -
                                                ---------- ----------
Net income for per share calculation           $  335,312 $  285,730
                                                ========== ==========



Weighted average common shares outstanding        483,218    478,356

Incremental shares from assumed
  exercise of stock options                         2,474      1,320
                                                ---------- ----------
     Total common shares                          485,692    479,676
                                                ========== ==========


Income before extraordinary item               $     0.70 $     0.60

Extraordinary item:
  Early extinguishment of debt - net of tax         (0.01)         -
                                                ---------- ----------
Earnings per common and common                 $     0.69 $     0.60
  equivalent share                              ========== ==========


EXHIBIT 11
                             U S WEST COMMUNICATIONS GROUP
                        Computation of Earnings Per Common Share
                        (In Thousands, Except Per Share Amounts)


                                                  Nine Months Ended
                                                     September 30,
EARNINGS PER COMMON AND COMMON                     1997       1996
  EQUIVALENT SHARE:                             ---------  ----------

Income before extraordinary item and cumulative
  effect of change in accounting principle     $1,010,155 $  903,983

Extraordinary item:
  Early extinguishment of debt - net of tax        (3,238)         -

Cumulative effect of change in
  accounting principle - net of tax                     -     34,158
                                                ---------- ----------
Net income for per share calculation           $1,006,917 $  938,141
                                                ========== ==========



Weighted average common shares outstanding        482,374    476,744

Incremental shares from assumed
  exercise of stock options                         2,006      1,615
                                                ---------- ----------
     Total common shares                          484,380    478,359
                                                ========== ==========


Income before extraordinary item and cumulative
  effect of change in accounting principle     $     2.09 $     1.89

Extraordinary item:
  Early extinguishment of debt - net of tax         (0.01)         -

Cumulative effect of change in
  accounting principle - net of tax                     -       0.07
                                                ---------- ----------
Earnings per common and common                 $     2.08 $     1.96
  equivalent share                              ========== ==========


EXHIBIT 11
                             U S WEST COMMUNICATIONS GROUP
                        Computation of Earnings Per Common Share
                        (In Thousands, Except Per Share Amounts)

                                                  Three Months Ended
                                                     September 30,
EARNINGS PER COMMON SHARE - ASSUMING               1997       1996
   FULL DILUTION:                               ---------  ----------

Income before extraordinary item               $  338,550 $  285,730

Interest on Convertible Liquid Yield
  Option Notes (LYONS)                              2,308      3,202
                                                ---------- ----------
Adjusted income before extraordinary item         340,858    288,932

Extraordinary item:
  Early extinguishment of debt - net of tax        (3,238)         -
                                                ---------- ----------
Adjusted net income for per share calculation  $  337,620 $  288,932
                                                ========== ==========



Weighted average common shares outstanding        483,218    478,356

Incremental shares from assumed
  exercise of stock options                         2,744      1,320
Shares issued upon conversion of LYONS              5,715      9,386
                                                ---------- ----------
     Total common shares                          491,677    489,062
                                                ========== ==========

Adjusted income before extraordinary item      $     0.69 $     0.59

Extraordinary item:
  Early extinguishment of debt - net of tax         (0.01)         -
                                                ---------- ----------
Earnings per common share -
  assuming full dilution                       $     0.68 $     0.59
                                                ========== ==========

EXHIBIT 11
                             U S WEST COMMUNICATIONS GROUP
                        Computation of Earnings Per Common Share
                        (In Thousands, Except Per Share Amounts)

                                                  Nine Months Ended
                                                     September 30,
EARNINGS PER COMMON SHARE - ASSUMING               1997       1996
   FULL DILUTION:                               ---------  ----------

Income before extraordinary item               $1,010,155 $  903,983

Interest on Convertible Liquid Yield
  Option Notes (LYONS)                              8,954      9,501
                                                ---------- ----------
Adjusted income before extraordinary item
  and cumulative effect of change in
  accounting principle                          1,019,109    913,484

Extraordinary item:
  Early extinguishment of debt - net of tax        (3,238)         -

Cumulative effect of change in
  accounting principle - net of tax                     -     34,158
                                                ---------- ----------
Adjusted net income for per share calculation  $1,015,871 $  947,642
                                                ========== ==========



Weighted average common shares outstanding        482,374    476,744

Incremental shares from assumed
  exercise of stock options                         2,580      1,615
Shares issued upon conversion of LYONS              8,149      9,633
                                                ---------- ----------
     Total common shares                          493,103    487,992
                                                ========== ==========

Adjusted income before extraordinary item
  and cumulative effect of change in
  accounting principle                         $     2.07 $     1.87

Extraordinary item:
  Early extinguishment of debt - net of tax         (0.01)         -

Cumulative effect of change in
  accounting principle - net of tax                     -       0.07
                                                ---------- ----------
Earnings per common share -
  assuming full dilution                       $     2.06 $     1.94
                                                ========== ==========

EXHIBIT 11
                              U S WEST MEDIA GROUP
                     Computation of Earnings Per Common Share
                     (In Thousands, Except Per Share Amounts)

                                                 Three Months Ended
                                                    September 30,
                                                   1997       1996
EARNINGS (LOSS) PER COMMON SHARE               ----------  ----------

Income (loss) before extraordinary item       $ (141,422)  $    18,531

Extraordinary item:
  Early extinguishment of debt - net of tax       (2,872)           -
                                               ----------   ----------
Net income (loss)                               (144,294)       18,531
Less preferred dividends                          13,440           854
                                               ----------   ----------
Earnings (loss) available for common
  share calculation                           $ (157,734)$      17,677
                                               ==========   ==========


Weighted average common shares outstanding       606,729       473,902
                                               ==========   ==========


Earnings (loss) per common share              $    (0.26)$        0.04
                                               ==========   ==========


                                                 Nine Months Ended
                                                    September 30,
                                                   1997       1996
EARNINGS (LOSS) PER COMMON SHARE               ---------   ----------
Net income  (loss)                            $ (347,595)  $   10,456
Less preferred dividends                          38,785        2,563
                                               ----------   ----------
Earnings (loss) available for common
  share calculation                           $ (386,380)  $    7,893
                                               ==========   ==========


Weighted average common shares outstanding       606,568      473,501
                                               ==========   ==========



Earnings (loss) per common share              $    (0.64)  $     0.01
                                               ==========   ==========

EXHIBIT 11
                              U S WEST MEDIA GROUP
                     Computation of Earnings Per Common Share
                     (In Thousands, Except Per Share Amounts)

                                                 Three Months Ended
                                                    September 30,
EARNINGS (LOSS) PER COMMON AND COMMON              1997       1996
  EQUIVALENT SHARE: (1)                        ---------   ----------
Income (loss) before extraordinary item       $ (141,422)  $   18,531

Extraordinary item:
  Early extinguishment of debt - net of tax       (2,872)           -
                                               ----------   ----------
Net income  (loss)                              (144,294)      18,531
Less preferred dividends                          13,440          854
                                               ----------   ----------
Earnings (loss) available for common
  share calculation                           $ (157,734)  $   17,677
                                               ==========   ==========


Weighted average common shares outstanding       606,729      473,902

Incremental shares from assumed
  exercise of stock options                            -          923
                                               ----------   ----------
     Total common shares                         606,729      474,825
                                               ==========   ==========


Earnings (loss) per common and common
  equivalent share                            $    (0.26)  $     0.04
                                               ==========   ==========

<F1>
(1) The effects of converting stock options are excluded from the 1997 earnings per common share calculation due to their anti-dilutive effect.

EXHIBIT 11
                              U S WEST MEDIA GROUP
                     Computation of Earnings Per Common Share
                     (In Thousands, Except Per Share Amounts)

                                                 Nine Months Ended
                                                    September 30,
EARNINGS (LOSS) PER COMMON AND COMMON              1997       1996
  EQUIVALENT SHARE: (1)                        ---------   ----------
Net income  (loss)                            $ (347,595) $   10,456
Less preferred dividends                          38,785       2,563
                                               ----------   ----------
Earnings (loss) available for common
  share calculation                           $ (386,380)  $    7,893
                                               ==========   ==========

Weighted average common shares outstanding       606,568      473,501

Incremental shares from assumed
  exercise of stock options                            -        1,192
                                               ----------   ----------
     Total common shares                         606,568      474,693
                                               ==========   ==========


Earnings (loss) per common and common
  equivalent share                            $    (0.64)  $     0.01
                                               ==========   ==========


<F1>
(1) The effects of converting stock options are excluded from the 1997 earnings per common share calculation due to their anti-dilutive effect.

EXHIBIT 11
                              U S WEST MEDIA GROUP
                     Computation of Earnings Per Common Share
                     (In Thousands, Except Per Share Amounts)

                                                Three Months Ended
                                                    September 30,
EARNINGS (LOSS) PER COMMON SHARE - ASSUMING        1997       1996
   FULL DILUTION: (1) (2)                      ---------   ----------

Income (loss) before extraordinary item       $ (141,422)  $   18,531

Extraordinary item:
  Early extinguishment of debt - net of tax       (2,872)           -
                                               ----------   ----------
Net income  (loss)                              (144,294)      18,531
Less preferred dividends                          13,440          854
                                               ----------   ----------
Earnings (loss) available for common
  share calculation                           $ (157,734)  $   17,677
                                               ==========   ==========


Weighted average common shares outstanding       606,729      473,902

Incremental shares from assumed
  exercise of stock options                            -          923
                                               ----------   ----------
     Total common shares                         606,729      474,825
                                               ==========   ==========


Earnings (loss) per common share - assuming
  full dilution                               $    (0.26)  $     0.04
                                               ==========   ==========

<F1>
(1)  The effects of converting the Liquid Yield Option Notes
     (LYONS) are excluded from the 1997 and 1996 fully diluted earnings per common share calculations due to their anti-dilutive effect.
<F2>
(2) The effects of converting stock options are excluded from the 1997 fully diluted earnings per common share calculation due to their anti-dilutive effect.

EXHIBIT 11
                              U S WEST MEDIA GROUP
                     Computation of Earnings Per Common Share
                     (In Thousands, Except Per Share Amounts)

                                                 Nine Months Ended
                                                    September 30,
EARNINGS (LOSS) PER COMMON SHARE - ASSUMING        1997       1996
   FULL DILUTION: (1) (2)                      ---------   ----------

Net income (loss)                             $ (347,595) $  10,456
Less preferred dividends                          38,785      2,563
                                               ---------- ----------
Earnings (loss) available for common
  share calculation                           $ (386,380)$    7,893
                                               ========== ==========

Weighted average common shares outstanding       606,568    473,501

Incremental shares from assumed
  exercise of stock options                            -      1,191
                                               ---------- ----------
     Total common shares                         606,568    474,692
                                               ========== ==========


Earnings (loss) per common share - assuming
  full dilution                               $    (0.64)$     0.01
                                               ========== ==========

<F1>
(1) The effects of converting the Liquid Yield Option Notes (LYONS) are excluded from the 1997 and 1996 fully diluted earnings per common share calculations due to their anti-dilutive effect.
<F2>
(2) The effects of converting stock options are excluded from the 1997 fully diluted earnings per common share calculation due to their anti-dilutive effect.